                                                                  EXHIBIT 10.1.4

                 FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of this 8th day of May, 2001, by and among THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation (hereinafter "CITBC"), in its individual capacity and as Agent for the Lenders hereinafter named (hereinafter the "AGENT"), Foothill Capital Corporation, a California corporation ("FCC"), The CIT Group/Equipment Financing, Inc., a Delaware corporation ("CITEF"), and any other party hereafter becoming a Lender pursuant to Section 13, Paragraph 9 of the Agreement (as hereinafter defined), each individually sometimes referred to as a "LENDER" and, collectively, the "LENDERS"), and UTI Drilling, L.P., a Texas limited partnership ("UTI"), Norton Drilling, L.P., a Delaware limited partnership, as successor in interest (by conversion) to Norton Drilling Company, a Delaware corporation ("NDLP"), Universal Well Services, Inc., a Delaware corporation ("UWSI"), UTI Management Services, L.P., a Texas limited partnership ("UTIMS"), and Suits Drilling Company, an Oklahoma corporation ("SDC"), (UTI, NDLP, UWSI, UTIMS and SDC, together with any additional entities which may become a Company under the Agreement from time to time, being referred to herein individually as a "COMPANY" and, collectively, as the "COMPANIES").

                                    RECITALS

     A. WHEREAS, pursuant to the terms and subject to the conditions of that certain Loan and Security Agreement dated as of November 22, 1999 between the parties hereto (such Loan and Security Agreement, as the same is hereby amended and may hereafter be amended from time to time, being hereinafter referred to as the "Agreement"), the Companies were granted a $90,000,000 revolving line of credit which included a letter of credit facility;

     B. WHEREAS, the indebtedness of the Companies to the Lenders is currently evidenced by that certain Revolving Loan Promissory Note dated October 18, 2000 (the "Existing Revolving Note"), executed by the Companies and payable to CITBC as Agent for the benefit of the Lenders in the stated principal amount of $90,000,000.00;

     C. WHEREAS, payment of the Obligations of the Companies is currently supported by the guaranties of UTI Energy Corp., a Delaware corporation ("UTI ENERGY"), UTICO, Inc., a Delaware corporation ("HOLDING"), UTICO Hard Rock Boring, Inc., a Delaware corporation ("UHRB"), International Petroleum Services Company, a Pennsylvania corporation ("IPSCO"), Norton Drilling Services, Inc., a Delaware corporation ("NDS"), Norton Drilling Company Mexico, Inc., a Delaware corporation ("NDM") and UTI Drilling Canada, Inc., a Delaware corporation ("UTI CANADA") (UTI Energy, Holding, UHRB, IPSCO, NDS, NDM and UTI Canada are referred to herein, individually, as a "GUARANTOR" and, collectively, as the "GUARANTORS");

     D. WHEREAS, to secure, in part, the indebtedness under the Agreement and the Existing Revolving Note (and all renewals, extensions, modifications and/or rearrangements thereof and in connection therewith) and all other indebtedness, liabilities and obligations of the Companies to the Agent for the benefit of the Lenders, then existing or thereafter arising, the Companies have heretofore

FOURTH AMENDMENT TO LOAN & SECURITY AGREEMENT - Page 1
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executed in favor of the Agent certain Loan Documents (as defined in the
Agreement), including, without limitation, the Guaranty (as defined in the Agreement), which Loan Documents shall continue as amended in connection herewith in full force and effect upon the execution of this Amendment and shall continue to secure the payment by the Companies of the Obligations (as defined in the Agreement) all as more fully set forth therein and herein;

     E. WHEREAS, (i) the Companies have requested and, pursuant to the terms and subject to the conditions hereof and in connection herewith, the Agent and the Lenders have agreed to remove UTI Energy as a Guarantor, and (ii) the parties have agreed to decrease the amount of the Line of Credit (as defined in the Agreement) to $70,000,000 and the Companies accept the Revolving Note (as herein defined) in replacement and substitution (but not extinguishment) of the Existing Revolving Note;

     F. WHEREAS, in furtherance of the foregoing and to evidence the agreements of the parties hereto in relation thereto the parties hereto desire to amend the Agreement as hereinafter provided;

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Companies, the Agent and the Lenders, intending to be legally bound, agree as follows:

                                    AGREEMENT

                                    ARTICLE I
                                   DEFINITIONS

     1.01 Capitalized terms used in this Amendment are defined in the Agreement, as amended hereby, unless otherwise stated herein.

                                   ARTICLE II
                             AMENDMENTS TO AGREEMENT

     Effective as of the respective date herein indicated, the Agreement is hereby amended as follows:

     2.01 DEFINITION OF "GUARANTOR" AND "GUARANTORS". Effective as of the date of this Amendment, the references to "Guarantor" and "Guarantors" in the preamble to the Agreement and in the definition of "Guarantor" set forth in
Section 1 of the Agreement are amended to delete UTI Energy. Effective as of the date of this Amendment, neither UTI Energy nor the Parent shall constitute (i) a "Guarantor" or an "Obligor" under the Agreement, or (ii) a party to, or have any obligation or liability under, the Agreement.

     2.02 AMENDMENT AND RESTATEMENT OF DEFINITION OF "ACQUISITION FACILITY COMMITMENT". Effective as of the date of this Amendment, the definition of "Acquisition Facility Commitment" set forth in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

FOURTH AMENDMENT TO LOAN & SECURITY AGREEMENT - Page 2
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               "'ACQUISITION FACILITY COMMITMENT' shall mean, with respect to any Lender, a portion of the Revolving Loans which may be advanced as Acquisition Facility Loans, evidencing the amount of its commitment to make Acquisition Facility Loans (all such loans being Revolving Loans), as modified from time to time pursuant to the terms hereof, not to exceed $50,000,000 in the aggregate."

     2.03 AMENDMENT AND RESTATEMENT OF DEFINITION OF "APPLICABLE MARGIN". Effective as of the date of this Amendment, the definition of "Applicable Margin" set forth in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

               "APPLICABLE MARGIN" means, with respect to any amount outstanding made under any LIBOR Loans or Revolving Loans other than LIBOR Loans, as the case may be, the rate of interest per annum determined as set forth below:

               (a) during the period from the Closing Date through the Financial Statement Delivery Date (as defined below) for the fiscal quarter ending on December 31, 1999:

                AS TO REVOLVING LOANS                            AS TO
               OTHER THAN LIBOR LOANS                         LIBOR LOANS
               ----------------------                         -----------

                       0.25%                                     2.25%

               (b) during the period between any two Financial Statement Delivery Dates for any Margin Period occurring after December 31, 1999, the rate determined by reference to the pricing grid below as a function of the amount of TTM EBITDA:

                                                                      AS TO REVOLVING LOANS                  AS TO
                       TTM EBITDA                                     OTHER THAN LIBOR LOANS              LIBOR LOANS
                       ----------                                     ----------------------              -----------
        > or = to $55,000,000                                                 0.00%                         1.75%
        < $55,000,000 and > or = to $45,000,000                               0.00%                         2.00%
        < $45,000,000 and > or = to $35,000,000                               0.25%                         2.25%
        < $35,000,000 and > or = to $30,000,000                               0.50%                         2.50%
        < $30,000,000                                                         0.75%                         2.75%

          As used herein, "FINANCIAL STATEMENT DELIVERY DATE" means the earlier of (i) the last day on which the quarterly or annual financial statements of the Companies are to be delivered to the Agent and the Lenders pursuant to Section 7, Paragraph 8(a), or (ii) the date upon which such financial statements actually are delivered to the Agent and the Lenders. As used herein, "MARGIN PERIOD" means a period commencing on the most recent Financial Statement Delivery Date and ending on the next Financial Statement Delivery Date. Each change in the Applicable Margin shall become effective on the first

FOURTH AMENDMENT TO LOAN & SECURITY AGREEMENT - Page 3
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     day of the calendar month next following the applicable Financial Statement
     Delivery Date."

The parties confirm and agree that from the date of this Amendment through and including the Financial Statement Delivery Date for the fiscal quarter ending June 30, 2001, the Applicable Margin (a) for Revolving Loans other than LIBOR Loans shall be 0.00% and (b) for LIBOR Loans shall be 1.75%.

     2.04 AMENDMENT AND RESTATEMENT OF DEFINITION OF "EARLY TERMINATION FEE". Effective as of the date of this Amendment, the definition of "Early Termination Fee" set forth in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

               " `EARLY TERMINATION FEE' shall: (a) mean the fee the Agent on behalf of the Lenders is entitled to charge the Companies if the Companies terminate the Line of Credit or this Agreement on a date prior to the fourth anniversary of the Closing Date; and (b) be determined by multiplying the Line of Credit by (i) one half of one percent (0.50%) if the Early Termination Date occurs on or prior to one year (1) after the Merger Date, (ii) three-tenths of one percent (0.30%) if the Early Termination Date occurs more than one (1) year after the Merger Date but on or prior to three (3) years after the Closing Date; and (iii) two-tenths of one percent (0.20%) if the Early Termination Date occurs more than three (3) years after the Closing Date but prior to four (4) years after the Closing Date."

     2.05 AMENDMENT AND RESTATEMENT OF DEFINITION OF "EBITDA". Effective as of the date of this Amendment, the definition of "EBITDA" set forth in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

               " `EBITDA' shall mean, in any period, all earnings before all (a) interest and tax obligations, (b) depreciation and depletion and (c) amortization for said period, all determined in accordance with GAAP on a basis consistent with the latest audited financial statements of the Companies, the Parent and their respective consolidated Subsidiaries but excluding for any such period (i) the effect of extraordinary and non-reoccurring gains or losses and non-cash compensation expense (ii) restructure charges arising in connection with the Merger, (iii) other charges related to (A) the Merger or (B) changes to indebtedness for borrowed money arising in connection with the Merger, (iv) write downs and write offs of deferred finance charges as a result of the reduction in total committed credit facilities, and (v) charges related to financing costs associated with the Patterson Loan Agreement or this Agreement (but excluding accruals for interest expense); provided, however, the aggregate amount of the items in clauses (ii) through (v) above shall not exceed $20,000,000."

FOURTH AMENDMENT TO LOAN & SECURITY AGREEMENT - Page 4
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     2.06 AMENDMENT AND RESTATEMENT OF DEFINITION OF "LINE OF CREDIT". Effective
as of the date of this Amendment, the definition of "Line of Credit" set forth in Section 1 of the Agreement is amended and restated to read in its entirety as follows:

               " `LINE OF CREDIT' shall mean the commitment of the Lenders in the aggregate amount of $70,000,000 to (a) make Revolving Loans pursuant to Sections 3 and 4 of this Agreement, and (b) assist the Companies in opening Letters of Credit pursuant to Section 5 of this Agreement (up to the Letter of Credit Sub-Line)."

     2.07 NEW DEFINITIONS. Effective as of the date of this Amendment, Section 1 of the Agreement is amended by adding the following new definitions thereto, to be inserted in appropriate alphabetical order:

               "LOANS" shall mean shall mean the loans and advances made, from time to time, to or for the account of each Company by the Agent on behalf of the Lenders pursuant to Section 3 or Section 4 of this Agreement.

               "MERGER" shall mean the merger between Patterson Energy, Inc., a Delaware corporation, and UTI Energy Corp., a Delaware corporation.

               "MERGER DATE" shall mean May 8, 2001 which is the effective date of the Merger.

               "PARENT" shall mean Patterson Energy, Inc., a Delaware corporation, successor in interest by merger to UTI Energy Corp., a Delaware corporation.

               "PATTERSON LOAN AGREEMENT" shall mean that certain Loan and Security Agreement dated December 21, 1999, as subsequently amended, between Patterson Drilling Company and Transamerica Equipment Financial Services Corporation.

               "PATTERSON NEGATIVE PLEDGE ASSETS" shall mean all assets of Parent and the Patterson Subsidiaries which would constitute Collateral (as such term is originally defined in the Patterson Loan Agreement without any amendments thereto) if the Parent and the Patterson Subsidiaries were a "Borrower" under the Patterson Loan Agreement.

               "PATTERSON SUBSIDIARIES" shall mean all of the Subsidiaries of the Parent immediately prior to the Merger and any corporation or other entity which becomes a Subsidiary of Parent after the Merger Date (other than as a result of the Merger).

     2.08 AMENDMENT AND RESTATEMENT OF SECTION 4, PARAGRAPH 1 OF THE AGREEMENT. Effective as of the date of this Amendment, Section 4, Subparagraph 1(a)(i) of the Agreement is amended and restated to read in its entirety as follows:

          "(a) (i) Following the making of such Revolving Loan and consummation of the Permitted Acquisition, there is at least $15 million of Availability (determined without

FOURTH AMENDMENT TO LOAN & SECURITY AGREEMENT - Page 5
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          regard to the Excluded L/Cs) and no more than an aggregate of $50 million of Revolving Loans outstanding, and (ii) until the Obligors have invested in the aggregate $25 million in cash (whether cash on hand or cash provided from Revolving Loans to consummate Permitted Acquisitions pursuant to this Section 4) in Permitted Acquisitions that are Domestic Acquisitions, the aggregate amount of Revolving Loans outstanding for the purpose of consummating Canadian Acquisitions cannot exceed the sum of (A) $20 million plus (B) the amount of cash invested in Domestic Acquisitions (whether cash on hand or cash provided from Revolving Loans); or"

     2.09 AMENDMENT OF SECTION 7, PARAGRAPH 10D. Effective as of the date of execution of this Amendment, Section 7, Paragraph 10D of the Agreement is amended by adding the following clauses (ix) and (x):

               "(ix) the lease of any or all of the Rigs and other Equipment of any Obligor to the Parent or the Patterson Subsidiaries, so long as (a) such Obligor is Solvent after giving effect to such lease,
               (b) such Obligor has received reasonably equivalent value in consideration of the lease, (c) such lease does not transfer ownership of the leased assets to the lessee, (d) such lease is an Operating Lease and the term thereof is no longer than one hundred fifty (150) days, (e) such lease by its terms is subordinate (in form and substance reasonably satisfactory to the Agent) to the liens and security interests created hereunder in favor of Agent and the other Lenders, (f) only one (1) original of such lease is executed and such original lease is delivered to Agent promptly after its execution to hold as Collateral under this Agreement, (g) the lessee under such lease executes a certificate for the benefit of Agent and the other Lenders (in form and substance reasonably satisfactory to Agent) agreeing and confirming that ownership of the leased assets remains with the lessor, and (h) the Agent for the benefit of the Lenders retains a fully perfected, first-priority lien in the assets leased; and

               (x) the sale of Inventory, Rig Accessories and unbilled Accounts of any Obligor to Parent or the Patterson Subsidiaries, so long as (a) such Obligor is Solvent after giving effect to such sale,
               (b) such Obligor has received the Fair Market Value of such assets in consideration for such sale, (c) any Rig Accessories to be sold are not attached to, and their sale would not adversely effect the value of, any Eligible Equipment, (d) the proceeds for such sales are promptly remitted to Agent to be applied against the Obligations, and (e) the aggregate proceeds for such sales does not exceed $60,000,000."

     2.10 AMENDMENT AND RESTATEMENT OF SECTION 7, PARAGRAPH 10, SUBPARAGRAPH E OF THE AGREEMENT. Effective as of the date of this Amendment, Section 7, Paragraph 10, Subparagraph E, clause (i) of the Agreement is amended and restated to read in its entirety as follows:

               "(i) the merger or consolidation of any Subsidiary of UTI Energy Corp. in existence on the date of this Agreement into any one or more of the Companies in a transaction in which a Company is the surviving Person and no Person other than a Company receives any consideration or if such consideration is

FOURTH AMENDMENT TO LOAN & SECURITY AGREEMENT - Page 6
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               paid to others that are not Subsidiaries, if such payment would be permitted to be made if it was made as a Restricted Payment (and in such case such payment shall constitute a Restricted Payment for all purposes of this Agreement);"

     2.11 AMENDMENT AND RESTATEMENT OF SECTION 7, PARAGRAPH 10, SUBPARAGRAPH I OF THE AGREEMENT. Effective as of the date of this Amendment, Section 7, Paragraph 10, Subparagraph I, clause (v) of the Agreement is amended and restated to read in its entirety as follows:

               "(v) licenses and other transfers of patents, trademarks, trade names, copyrights, trade secrets, know-how and other intellectual property between and among any two or more of the Obligors and Subsidiaries of the Parent (other than the Patterson Subsidiaries); and"

     2.12 AMENDMENT AND RESTATEMENT OF SECTION 7, PARAGRAPH 11 OF THE AGREEMENT. Effective as of the date of this Amendment, Section 7, Paragraph 11 of the Agreement is amended and restated to read in its entirety as follows:

     "11. Until termination of this Agreement and payment and satisfaction in full of all Obligations hereunder, if any Event of Default shall occur and be continuing which has not been waived in writing by the Agent or if the Availability (determined as if the Excluded L/Cs were not outstanding) shall at any time be less than $15,000,000, then the Obligors agree that the Parent will, on a consolidated basis:

               (a) maintain as of the last day of each calendar month a Tangible Net Worth of not less than $375,000,000; and

               (b) maintain as of the last day of each month TTM EBITDA of not less than $25,000,000."

     2.13 NEW SECTION 7, PARAGRAPHS 19, 20 AND 21 OF THE AGREEMENT. Effective as of the date of this Amendment, Section 7 of the Agreement is hereby amended by adding thereto Paragraphs 19 and 20 to read in their entirety as follows:

               "19. The Companies agree to cause Parent to deliver to Agent all financial statements, reports and other documents required to be delivered by Parent under the terms and provisions of this Agreement.

               20. The Companies agree to deliver to Agent the following within sixty (60) days after the termination of financing under the Patterson Loan Agreement a guarantee executed and delivered by the Parent in favor of the Agent and the other Lenders, in form and substance acceptable to Agent, guaranteeing all present and future Obligations.

               21. The Companies agree hereafter to cause Parent and the Patterson Subsidiaries to grant no liens or security interests in any of the Patterson Negative

FOURTH AMENDMENT TO LOAN & SECURITY AGREEMENT - Page 7
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          Pledge Assets to any Person other than Agent and the other Lenders, except (i) the security interests in such assets of Patterson Drilling Company originally granted under the Patterson Loan Agreement, and
          (ii) such liens and security interests which would constitute Permitted Liens if Parent and the Patterson Subsidiaries were "Companies" under this Agreement. The Companies represent and warrant that as of May 8, 2001, the Patterson Loan Agreement has not been amended to modify the definition of Collateral, as originally defined therein."

     2.14 AMENDMENT OF SCHEDULE 7(1). Effective as of the date of execution of this Amendment, Schedule 7(1) of the Agreement is amended to change the chief executive office for UTI, NDLP, UWSI, UTIMS, SDC, UHRB, IPSCO and NDM to 4510 Lamesa Highway, Snyder, Texas 79549.

     2.15 REVOLVING LOAN COMMITMENT. Effective as of the date of this Amendment, the Revolving Loan Commitment for each Lender will be the amount set forth under each Lender's name of the signature page hereof.

     2.16 AMENDMENT AND RESTATEMENT OF EXHIBIT A TO THE AGREEMENT. Effective as of the date of this Amendment, Exhibit A to the Agreement is amended and restated in its entirety as set forth on Exhibit A attached hereto.

                                   ARTICLE III
                              RELEASE OF UTI ENERGY

     3.01 RELEASE OF GUARANTEE OBLIGATION. Effective as of the date of this Amendment, Agent and the Lenders hereby release UTI Energy from all liabilities and obligations under that certain Guaranty Agreement dated November 22, 1999 executed by UTI Energy and the other Guarantors for the benefit of Agent and the other Lenders (the "Guaranty Agreement"); provided, however, the liabilities and obligations of the other Guarantors under the Guaranty Agreement remain effective and have not been released.

     3.02 RELEASE OF SECURITY INTEREST. Effective as of the date of this Amendment, Agent and the Lenders hereby (a) release their security interest in the Collateral owned by UTI Energy, including, without limitation, the Pledged Collateral, as such term is defined in that certain Pledge Agreement dated November 22, 1999 executed by UTI Energy and the other Obligors for the benefit of Agent and the other Lenders, and (b) release UTI Energy from all obligations under the Loan Documents.

     3.03 REPRESENTATIONS AND WARRANTIES. The Companies hereby represent and warrant to Agent and the other Lenders that all Eligible Accounts Receivable and Eligible Equipment are owned by the Companies.

FOURTH AMENDMENT TO LOAN & SECURITY AGREEMENT - Page 8
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                                   ARTICLE IV
                              CONDITIONS PRECEDENT

     4.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

         (a) Agent shall have received each of the following, each in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than Agent:

               (i) This Amendment, duly executed by the Companies and the Consent, Ratification and Release is executed by the Guarantors;

               (ii) a Certificate Regarding Merger executed by Patterson Energy, Inc. confirming the merger between Patterson Energy, Inc. and UTI Energy Corp. has closed and is effective;

               (iii) articles of merger and all other documents necessary under applicable state law are filed with the Secretary of State of Delaware to effectuate the merger between Patterson Energy, Inc., a Delaware corporation, and UTI Energy Corp., a Delaware corporation;

               (iv) A Revolving Loan Promissory Note (the "Revolving Note") in the stated principal amount of $70,000,000 in amendment, substitution and replacement (but not extinguishment) of the Existing Revolving Note duly signed by the Companies;

               (v) certified copies of the resolutions of the Board of Directors of each of the Companies and the Guarantors authorizing the execution, delivery and performance of the Revolving Note, this Amendment and any and all other Loan Documents executed by any of the Companies or the Guarantors in connection therewith, along with a certificate of incumbency certified by the secretary of each of the Companies and the Guarantors with specimen signatures of the officers of the Companies and the Guarantors who are authorized to sign such documents, all in form and substance satisfactory to the Agent; and

               (vi) All other documents Agent may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

         (b) The representations and warranties contained herein and in the Agreement and the other documents executed in connection with the Agreement (herein referred to as "Loan Documents"), as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof.

         (c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent.

FOURTH AMENDMENT TO LOAN & SECURITY AGREEMENT - Page 9

         (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent.

                                   ARTICLE V
                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

     5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Companies, Agent and the Lenders agree that the Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     5.02 REPRESENTATIONS AND WARRANTIES. The Companies hereby represent and warrant to Agent and the Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate or limited partnership action (as applicable) on the part of the Companies and will not violate the Articles (or Certificates) of Incorporation or Bylaws of the Companies that are corporations or the limited partnership agreements or certificates of limited partnership of the Companies that are limited partnerships; (b) each of the Company's Board of Directors (or the general partner of the applicable limited partnership) has authorized the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent; (e) the Companies are in full compliance with all covenants and agreements contained in the Agreement and the other Loan Documents, as amended hereby; and (f) the Companies have not amended their Articles (or Certificates) of Incorporation or their Bylaws since the date of the Agreement, except as otherwise disclosed to Agent.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

     6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent to rely upon them.

     6.02 REFERENCE TO AGREEMENT. Each of the Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby

FOURTH AMENDMENT TO LOAN & SECURITY AGREEMENT - Page 10
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amended so that any reference in the Agreement and such other Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

     6.03 EXPENSES OF AGENT. As provided in the Agreement, the Companies agree to pay on demand all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Documents, including, without limitation, the reasonable costs and fees of Agent's legal counsel.

     6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Agent and the Companies and their respective successors and assigns, except that the Companies may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Agent.

     6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Agent to or for any breach of or deviation from any covenant or condition by the Companies shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     6.10 FINAL AGREEMENT. THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY

FOURTH AMENDMENT TO LOAN & SECURITY AGREEMENT - Page 11

PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANIES AND AGENT.

     6.11 RELEASE. THE COMPANIES HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT. THE COMPANIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT, THE LENDERS AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE COMPANIES MAY NOW OR HEREAFTER HAVE AGAINST AGENT, THE LENDERS AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. The foregoing release does not pertain to, affect, terminate, reduce or limit any losses, costs, claims, expenses, causes of action or damages that the Companies or their affiliates may have (whether known or unknown) against GMAC Business Credit, LLC ("GMAC"), and its predecessors, agents (other than Agent), employees, successors and assigns (other than Agent and the other Lenders), including without limiting the generality of the foregoing, such losses, costs, claims, expenses, causes of action or damages as may arise or exist in connection with any prior, present or future demand by GMAC for any premium, fee or charge to be paid, directly or indirectly, by the Companies to GMAC as a result of GMAC's withdrawal from the credit facilities contemplated in the Agreement as amended hereby, or the payment of the outstanding amounts.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

FOURTH AMENDMENT TO LOAN & SECURITY AGREEMENT - Page 12

     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                         COMPANIES:

                         UTI DRILLING, L.P.
                         UTI MANAGEMENT SERVICES, L.P.

                         By: Utico Hard Rock Boring, Inc., the sole general partner of UTI Drilling, L.P. and UTI Management Services, L.P.

                                 By:
                                     -------------------------------------------
                                 Name: John E. Vollmer, III
                                 Title: Vice President

                         NORTON DRILLING, L.P.

                         By: Norton GP, L.L.C., its sole general partner
                             By: Norton Drilling Services, Inc., as Sole Member
                                 of Norton GP, L.L.C.

                                 By:
                                     -------------------------------------------
                                 Name:
                                       -----------------------------------------
                                 Title:
                                        ----------------------------------------


                         UNIVERSAL WELL SERVICES, INC.
                         SUITS DRILLING COMPANY

                                 By:
                                     -------------------------------------------
                                 Name: John E. Vollmer, III
                                 Title: Vice President of each of the
                                        foregoing Companies


                         LENDERS:

                         THE CIT GROUP/BUSINESS CREDIT, INC.
                         as Agent and Lender

                         By:
                             ---------------------------------------------------
                         Name:
                               -------------------------------------------------
                         Title:
                                ------------------------------------------------

                         Revolving Loan Commitment:  $30,000,000.00

FOURTH AMENDMENT TO LOAN & SECURITY AGREEMENT

                                       FOOTHILL CAPITAL CORPORATION
                                       as Documentation Agent and Lender

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                       Revolving Loan Commitment: $30,000,000.00


                                       THE CIT GROUP/EQUIPMENT FINANCING, INC.

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                       Revolving Loan Commitment: $10,000,000.00

FOURTH AMENDMENT TO LOAN & SECURITY AGREEMENT

                        CONSENT, RATIFICATION AND RELEASE

     The undersigned each hereby consents to the terms of the within and foregoing Amendment, confirms and ratifies the terms of that certain Guaranty Agreement dated November 22, 1999 executed (or assumed) by the undersigned for the benefit of Agent and the other Lenders (the "Guaranty Agreement"), and acknowledges that the Guaranty Agreement is in full force and effect and ratifies the same, that the undersigned each has no defense, counterclaim, set-off or any other claim to diminish the undersigned's liability under such document, that the undersigned's consent is not required to the effectiveness of the within and foregoing Amendment, and that no consent by the undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Obligations, the Collateral, or any of the other Loan Agreements. THE UNDERSIGNED EACH HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, THE OTHER LENDERS AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST AGENT, THE OTHER LENDERS AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. The foregoing release does not pertain to, affect, terminate, reduce or limit any losses, costs, claims, expenses, causes of action or damages that the undersigned Guarantors or their affiliates may have (whether known or unknown) against GMAC Business Credit, LLC ("GMAC"), and its predecessors, agents (other than Agent), employees, successors and assigns (other than Agent and the other Lenders), including without limiting the generality of the foregoing, such losses, costs, claims, expenses, causes of action or damages as may arise or exist in connection with any prior, present or future demand by GMAC for any premium, fee or charge to be paid, directly or indirectly, by any of the undersigned Guarantors to GMAC as a result of GMAC's withdrawal from the credit facilities contemplated in the Agreement as amended by the foregoing Amendment, or the payment of the outstanding amounts.

GUARANTORS:                                    UTICO, INC.

UTI DRILLING CANADA, INC.
UTICO HARD ROCK BORING, INC.                   By:
NORTON DRILLING SERVICES, INC.                     ----------------------------
NORTON DRILLING COMPANY                            Kenneth J. Kubacki
         MEXICO, INC.                              Vice President and Treasurer
INTERNATIONAL PETROLEUM
          SERVICES COMPANY


By:
     ----------------------------------------
     John E. Vollmer III, Vice President
     signing as such on behalf of each of the
     foregoing Obligors

FOURTH AMENDMENT TO LOAN & SECURITY AGREEMENT

                        CONSENT, RATIFICATION AND RELEASE

     The undersigned, UTI Energy Corp., hereby consents to the terms of the within and foregoing Amendment. THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, THE OTHER LENDERS AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST AGENT, THE OTHER LENDERS AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. The foregoing release does not pertain to, affect, terminate, reduce or limit any losses, costs, claims, expenses, causes of action or damages that the undersigned or its affiliates may have (whether known or unknown) against GMAC Business Credit, LLC ("GMAC"), and its predecessors, agents (other than Agent), employees, successors and assigns (other than Agent and the other Lenders), including without limiting the generality of the foregoing, such losses, costs, claims, expenses, causes of action or damages as may arise or exist in connection with any prior, present or future demand by GMAC for any premium, fee or charge to be paid, directly or indirectly, by any of the undersigned to GMAC as a result of GMAC's withdrawal from the credit facilities contemplated in the Agreement as amended by the foregoing Amendment, or the payment of the outstanding amounts.


UTI ENERGY CORP.


By:
    ------------------------------------
    John E. Vollmer III, Vice President

FOURTH AMENDMENT TO LOAN & SECURITY AGREEMENT

                                    EXHIBIT A
                         REVOLVING LOAN PROMISSORY NOTE

                                   May 8, 2001

$70,000,000

FOR VALUE RECEIVED, the undersigned Companies (each a "COMPANY" and, collectively, the "COMPANIES"), promise, jointly and severally, to pay to the order of THE CIT GROUP/BUSINESS CREDIT, INC. (herein "CITBC"), as Agent for the Lenders under a certain Loan and Security Agreement dated November 22, 1999 between CITBC as Agent and Lender, other Lenders parties thereto and each Company, as amended from time to time (herein the "AGREEMENT") at its office located at 1211 Avenue of the Americas, New York, New York 10036, or such other address as may be designated by the Agent, in lawful money of the United States of America and in immediately available funds, the principal amount of Seventy Million and No/100 Dollars ($70,000,000), or such other principal amount advanced pursuant to Section 3, Paragraph 1 or Section 4 of the Agreement. The balance of such Revolving Loan will fluctuate as a result of the daily application of the proceeds of collections of the Accounts and the making of additional Revolving Loans as described in said Section 3 or Section 4 of the Agreement. The Revolving Loans may be borrowed, repaid and reborrowed by any Company, subject to the terms of the Agreement. A final payment in an amount equal to the outstanding aggregate balance of principal and interest remaining unpaid, if any, under this Revolving Loan Promissory Notes as shown on the books and records of the Agent shall be due and payable upon any termination of the Agreement.

All capitalized terms used herein shall have the meaning provided therefor in this Agreement, unless otherwise defined herein.

The Companies further promise, jointly and severally, to pay interest at such office, in like money, on the unpaid principal amount owing hereunder from time to time from the date hereof on the dates and at the rates specified in Section 8, Paragraph 1 of the Agreement.

If any payment on this Revolving Loan Promissory Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

This Revolving Loan Promissory Note is a Revolving Loan Promissory Note referred to in the Agreement, and is subject to, and entitled to, all provisions and benefits thereof and is subject to optional and mandatory prepayment, in whole or in part, as provided therein.

FOURTH AMENDMENT TO LOAN & SECURITY AGREEMENT

The date and amount of the advance(s) made hereunder may be recorded on the schedule which is attached hereto and hereby made part of this Note or the separate ledgers maintained by the Agent, provided that any failure to record any such information on such schedule shall not in any manner affect the obligation of any Company to make payments of principal and interest in accordance with the terms of this Revolving Loan Promissory Note. The aggregate unpaid principal amount of all advances made pursuant hereto may be set forth in the balance column on said schedule or such ledgers maintained by the Agent. All such advances, whether or not so recorded, shall be due as part of this Revolving Loan Promissory Note.

Each Company confirms that any amount received by or paid to the Agent in connection with this Agreement and/or any balances standing to its credit on any of its accounts on the Agent's books under this Agreement may in accordance with the terms of this Agreement be applied in reduction of this Revolving Loan Promissory Note, but no balance or amounts shall be deemed to effect payment in whole or in part of this Revolving Loan Promissory Note unless the Agent shall have actually charged such account or accounts for the purposes of such reduction or payment of this Revolving Loan Promissory Note.

Upon the occurrence and during the continuance of any one or more of the Events of Default specified in the Agreement or upon termination of this Agreement, all amounts then remaining unpaid on this Revolving Loan Promissory Note may become, or be declared to be, immediately due and payable as provided in the Agreement.

Each Company and the Guarantors, sureties and endorsers jointly and severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intent to accelerate, notice of acceleration, protest and diligence in collecting this Revolving Loan Promissory Note.

This Revolving Loan Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York and the applicable federal laws of the United States.

FOURTH AMENDMENT TO LOAN & SECURITY AGREEMENT

This Revolving Loan Promissory Note is given in amendment, replacement and substitution, but not extinguishment, of all amounts unpaid under that certain Revolving Loan Promissory Note dated October 18, 2000 payable by the Companies to the order of CITBC as Agent for the Lenders in the stated principal amount of $90,000,000.00.

                     COMPANIES:

                     UTI DRILLING, L.P.

                     By: UTICO HARD ROCK BORING, INC.,
                         as sole General Partner

                         By:
                             --------------------------------------------------
                             John E. Vollmer III, Vice President

                     SUITS DRILLING COMPANY

                     By:
                         ------------------------------------------------------
                         John E. Vollmer III, Vice President

                     UNIVERSAL WELL SERVICES, INC.

                     By:
                         ------------------------------------------------------
                         John E. Vollmer III, Vice President

                     UTI MANAGEMENT SERVICES, L.P.

                     By: UTICO HARD ROCK BORING,
                         as Sole General Partner

                         By:
                             --------------------------------------------------
                             John E. Vollmer III, Vice President

                     NORTON DRILLING, L.P.

                     By: Norton GP, L.L.C., as sole General Partner

                         By: Norton Drilling Services, Inc., its sole Member

                             By:
                                 ---------------------------------------------
                             Name:
                                   -------------------------------------------
                             Title:
                                    ------------------------------------------

FOURTH AMENDMENT TO LOAN & SECURITY AGREEMENT

                                SCHEDULE TO GRID

             Date                           Loan                        Payment                       Balance

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

FOURTH AMENDMENT TO LOAN & SECURITY AGREEMENT